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isoray

Innovative Brachytherapy

VIEWPOINT molecular targeting

# Viewpoint Molecular Targeting Overview

December 6, 2022

# Legal Disclaimers

## Safe Harbor

*This presentation is being made by the CEO of Viewpoint and other than the statements related to the business of Isoray itself, are representations being made by* Viewpoint Molecular Targeting, Inc. ("*Viewpoint*") *alone and not by* Isoray, Inc. *"Isoray". The use of Isoray's name and logo is being granted to Viewpoint in anticipation of the closing of a merger between the parties which is contingent on many factors contained in Isoray's definitive Proxy Statement dated November 7, 2022, and these conditions may not occur.*

Statements in this presentation about Isoray's and Viewpoint's future expectations, including: the closing of the merger between Isoray and Viewpoint; the advantages of Isoray's Cesium-131 therapy; whether interest in and use of Cesium-131 products will increase or continue; the anticipated pipeline of Viewpoint's programs and products; expectations about Viewpoint's addressable markets; the functionality and capabilities of Viewpoint's therapies; the potential size of the commercial market for Viewpoint's treatment programs; Isoray's and Viewpoint's expectations, beliefs, intentions, and strategies regarding the future; and all other statements in this presentation, other than historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). This statement is included for the express purpose of availing Isoray and Viewpoint of the protections of the safe harbor provisions of the PSLRA. It is important to note that actual results and ultimate corporate actions could differ materially from those in such forward-looking statements based on such factors as whether the merger between Isoray and Viewpoint is completed and, if so, whether the anticipated benefits of the merger are realized; whether the results of studies of using Cesium-131 in conjunction with immunotherapy combinations are successful; whether Viewpoint's anticipated product pipeline is achieved; whether additional studies are released that reinforce the results of the studies discussed in this presentation; whether the anticipated benefits of Viewpoint's therapies are realized; training and use of Isoray's and Viewpoint's products; market acceptance and recognition of Isoray is and Viewpoint's products; Isoray's and Viewpoint's ability to enforce their intellectual property rights; whether ongoing patient results are favorable and in line with the conclusions of clinical studies and initial patient results; successful completion of future research and development activities; whether we, our distributors, and our customers will successfully obtain and maintain all required regulatory approvals and licenses to market, sell, and use our products in their various forms; the procedures and regulatory requirements mandated by the FDA for 510(k) approval and reimbursement codes; changes in applicable laws and regulations; and other risks detailed from time to time in Isoray's reports filed with the SEC.

Unless required to do so by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For more information regarding risks and uncertainties that could affect Isoray's and Viewpoint's results of operations or financial condition and the conditions to the closing of the merger, please review the definitive Proxy Statement filed on November 7, 2022, with the SEC. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Isoray or Viewpoint nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.



# Targeted radiation dose delivered directly to the tumor site



Absorbed dose 4 weeks
post EBRT treatment

**Similar dose post Cesium-131 implant at time of surgery**



Collateral damage with EBRT can not be avoided

# Who is Viewpoint Molecular Targeting

- University of Iowa spinout
  - Best-in class development team
  - IP and innovation in isotope supply, chelation and drugs
  - 2 Clinical stage programs and robust pipeline

- Clear unmet medical needs to treat cancer patients
  - Neuroendocrine tumors represent >$5B opportunity[1,2]
  - Melanoma represent >$8B opportunity[3,4]

- Validated science with >$18m in competitive NIH awards



1: Combined 2019 sales for Affinitor ($1.5B), Lutathera ($400M), Sandostatin ($1.6B), Sutent ($1B), Somatuline ($700M) and AZEDRA ($2M);
2: www.cancer.net/cancer-types/neuroendocrine-tumors/statistics

3: Combined 2019 sales for Opdivo, Yervoy ($4.1B), Keytruda ($2.5B), Taflinar+Mekanist ($1.5B) and Zellboraf, Cotellic ($270M);
4: www.cancer.net/cancer-types/melanoma/statistics

# Viewpoint Pipeline

| Program | Description | Cancer Indication | Stage of Development: Preclinical | IND Enabling | Phase 1/1b |
|---|---|---|---|---|---|
| VMT-α- NET | Best in class alpha Tx targeting SSTR2 | Neuroendocrine Tumors | | | |
| VMT-α- NET | First in class Tx for pediatrics | Neuroblastoma | | | |
| VMT-α- NET | Best or first in class alpha Tx targeting SSTR2 | Other Rare NET | | | |
| VMT 01 | First in class Tx targeting MC1R | Metastatic melanoma | | | |
| VMT 02 | Best in class Tx Pan-tumor marker | Metastatic Breast | | | |
| VMT 03 | First in class Tx novel target | Pancreatic | | | |
| VMT 04 | Best in class Tx novel target | Prostate | | | |

# Radiopharmaceuticals Are a New Pillar of Oncology Treatment with Pan-Cancer Opportunities

## MOLECULARLY TARGETED RADIATION

Radiotherapy is a proven pillar of cancer treatment but lacks precision. By precisely delivering radiation directly to cancer cells with radioligands, the power of radiotherapy can be realized while reducing the off-target effects.

## OPTIMIZED PATIENT SELECTION

Molecular imaging companion diagnostics enable visualization of the therapeutic target to optimize the selection of patients who may best respond to therapy.

## MONOTHERAPY ACTIVITY AND COMBINATION SYNERGIES

Many opportunities exist to develop radiopharmaceuticals as monotherapies and additional options exist to extend the therapeutic uses by combining with other precision treatments, such as DNA damage response and immune checkpoint inhibitors.

## OUTPATIENT FRIENDLY

Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals, making them easily accessible globally - over 1,400 outpatient locations in the U.S alone.

## LIMITED COMPETITORS + DEEP MOAT PREVENTING NEW ENTRANTS = UNIQUE BUSINESS OPPORTUNITY

Radiopharmaceutical theranostic product development is more highly specialized and technical than for standard medicines, requiring deep knowledge and expertise across multiple disciplines.

# Types of Radiation

**External Beam**

- Gamma, proton
- Extensive collateral damage

**Internal**

- Brachytherapy, molecular targeted therapy
- Beta, alpha
- Targets tumor from inside out


α
alpha
β
beta
γ
gamma
n
neutron
Paper/Skin
Aluminum
Lead
Concrete

# Theranostics: *Which Patients Will Respond to Therapy*

Optimize treatment based on real-time feedback from imaging

Potential to reduce toxicity typically seen with cancer therapies



STEP 1
Imaging Diagnostic
[redacted]
$^{203}$Pb
(Diagnostic atom)
Linker
Imaging –See it
Targeting Ligand
Cancer Cell
STEP 2
α-Particle Radiotherapy
[redacted]
$^{212}$Pb
(Therapeutic atom)
Linker
Therapeutic -Treat it
Targeting Ligand
Utilizes Same Targeting Ligand

# Lead-212 ($^{212}Pb$): *The Optimal Therapeutic Isotope*

## Superior* Therapeutic Energy Expected to Improve Outcome with Better Safety

| | Iodine ($^{131}I$) | Lutetium ($^{177}Lu$) | Actinium ($^{225}Ac$) | Lead ($^{212}Pb$) | Implication* |
|---|---|---|---|---|---|
| **Emission Profile** | beta | beta | alpha | alpha | Potent |
| **Half Life** | 8 days | 6.7 days | 10 days | 0.46 days | Rapid Clearance |
| **Off Target Toxicity Risk** | very high | low | high | low | Best |
| **Supply** | high | low | low | high | Abundant |
| **Cost of Production** | low | high | high | low | High margin |



Tumor Cells
Tumor
Normal Tissue
Cell
α
β
0.1mm
1mm
10mm

*Source: Management estimates and assumptions based on current literature and known physical constants

# Instability of Daughters

**$^{225}$Ac Decay Series**



225Ac
221Fr
221Ra
217At
217Rn
213Bi
213Po
209Tl
209Pb
209Bi
205Tl
β⁻-decay;
α-decay
α: 5.8 MeV
9.92 d
α: 6.4 MeV
4.9 min
α: 6.6-6.8 MeV
28 s
α: 7.1 MeV
32 ms
α: 7.74 MeV
0.54 ms
α: 5.9 MeV
(2.2 %)
45.6 min
α: 8.4 MeV
4.3 µs
β⁻: 656 keV
2.2 min
β⁻: 198 keV
3.3 h
α: 3.1 MeV

**Alpha-particle “recoil” breaks chemical bonds.**



O
OH
R
NH
N
225Ac
α
217At
213Bi
213Po

# Theranostics: Which Patients Will Respond to Therapy

Changing peptide changes the tumor target


STEP 1
Imaging
Diagnostic
STEP 2
α-Particle
Radiotherapy
203Pb
(Diagnostic atom)
212Pb
(Therapeutic atom)
Linker
Linker
Imaging –See it
Targeting Ligand
Therapeutic -Treat it
Targeting Ligand
Utilizes Same
Targeting Ligand
Cancer
Cell

isoray | VIEWPOINT molecular targeting

# Neuroendocrine Tumor Clearly Targeted

**Key Takeaways:**

- Human tumor model expressing somatostatin receptor SSTR2
- 8X — 8-fold improved tumor uptake with decreased kidney retention

CT SPECT Scan – 24 Hours After Injection


T
K
T
K

$^{203}$Pb-DOTATOC

Colored area is retention of drug in tumor (T) and kidney (K)

$^{203}$Pb-VMT-α-NET

Warm hues indicate greater retention of drug in tumor (T) Faint retention in kidney (K)

# Clinical Imaging Mirrors Preclinical Studies



| FDA Approved | Viewpoint |
| --- | --- |
| [$^{68}$Ga]DOTATATE | [$^{203}$Pb]VMT-α-NET |



1 h
21 h

| PET/CT | SPECT/CT |
| --- | --- |

**[$^{203}$Pb]VMT-α-NET Planar WB Imaging**



Fast renal clearance

1 h



Excellent tumor retention

21 h

Mueller *et al.*, Clin. Nucl. Med. 2022

# Outstanding Preclinical Efficacy
## Neuroendocrine Tumors

**Key Takeaways:**

- 10/10 responses (ORR) with 8/10 complete responses (CR) achieved at day 68
- Mice treated with the shown fractionated regimen maintained normal body weight and activity

Significantly inhibited tumor growth and significantly improved survival compared to untreated controls


No treatment: Tumors grow rapidly
Tumor Volume mm³
Untreated
[212Pb] VMT-α-NET
100% response to VMT-α-NET
8/10 complete remission
3 dose regimen (33 µCi x 3)
Days
Therapy well-tolerated
Untreated
[212Pb] VMT-α-NET
Projected weights
Treated mice gain weight at expected rates
Weight (g)
Days

# Preclinical Data

## Vehicle



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

## [$^{177}$Lu]DOTATATE (3 x 500 µCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

## [$^{212}$Pb] VMT-α-NET (120 µCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

## [$^{212}$Pb] VMT-α-NET (4X30 µCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

↑ Drug Administered

isoray | VIEWPOINT molecular targeting

# [203Pb]VMT-01 Gives Clear Diagnostic Images in Melanoma

Mouse Melanoma



High intensity in implanted tumor above background

Human Melanoma



High intensity in esophageal tumor above background

Whole body planar SPECT/CT

# Outstanding Results in Multiple Animal Tumor Models of Melanoma

VMT01/02

**Key Takeaways:**

Superior to Targeted Therapy directed against BRAF mutant tumors, *especially in combination.*

Superior to dual immunotherapy in resistant models. *Combination is synergistic, with 43% complete responses (CR).* Most CR animals resistant to tumor re-challenge.

**Single dose of VMT01 significantly arrested melanoma tumor growth and extended survival**



BRAF+ model: VMT01 vs. BRAFi
Single dose VMT01 + BRAFi
Continuous Zelboraf
Percent Survival
Days
Probability of Survival
Control
Dual ICIs
212Pb α-therapy
212Pb α-therapy/Dual ICIs
43% Complete Responses
Days

Li et al., Mol. Pharm., Sep 3;16(9), 2019
Li et al., Cancers, Jul 22;13(15), 2021

# Milestones


Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Program
CLINICAL MILESTONES
VMT-a-NET
Image/treat Germany (n 5)
GEP-NET - Image/treat USA, IIT UIHC
ALL NET - Image/treat USA, phase I/2a
Pheo - Image/treat - IIT NCI
VMT01/02
Image/treat Germany (n 5)
Image VMT-Mayo TIMAR1
Image/treat USA, phase I/2a (n 25 + 15 therapy)

isoray™

Innovative Brachytherapy

VIEWPOINT
molecular targeting

# Q&A

# Viewpoint Funding History

## $13 Million Series A Financing Closed January 2021
## Secured $18 Million in Non-Dilutive Awards / Grants

**Business Competitions**

$95,000 Awards

**Competitive State Programs**

$175,000 State of Iowa Economic Development Authority (debt)

$125,000 State of Iowa SBIR matching grant funds (no repayment required)

**Private Debt**

$750,000 Angel Funding (convertible debt)

$150,000 Wellmark Fund (convertible debt)

**Competitive Peer Reviewed Grants & Contracts (non-dilutive)**

$9.65 million - National Institutes of Health (National Cancer Institute) SBIR program

$3.5 million - National Institutes of Health (National Cancer Institute) RO1

**Series A Financing**

**$13 Million**

Series A Financing Closed January 2021

## $31 Million Total Invested

isoray | VIEWPOINT molecular targeting

## Neuroendocrine Tumors



MIR Mallinckrodt Institute of Radiology

## Unmet Clinical Need

**Chronic, life-limiting disease**

- Originates from abnormal neuroendocrine cells in the GI, pancreas and lung
- Five-year life expectancy is 30-70% for G1-2 NET with distant metastases
- ~175,000 people are living with this diagnosis
- ~12K new diagnoses annually

**Limited treatment efficacy**

- Alpha particle therapy may improve tumor response and provide symptomatic relief

# [$^{203}$Pb]VMT-a-NET Gives Clear Diagnostic Images

Rapid Tumor Targeting and Renal Clearance

High Tumor Retention



Tumors visible within 1 hr
Unbound drug in bladder within 1 hr
High intensity above background
Low renal retention

1 Hour

21 hours

Whole body planar SPECT/CT